UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2022

STONEMOR INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39172 (Commission file number)	80-0103152 (I.R.S. Employer Identification No.)

3331 Street Road, Suite 200 Bensalem, Pennsylvania (Address of principal executive offices)	19020 (Zip Code)

(215) 826-2800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	STON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

StoneMor Inc. (the “Company”) will hold a Special Meeting of Stockholders (the “Special Meeting”) virtually on November 1, 2022 at 4:00 p.m. Eastern Time for the purposes set forth in its definitive proxy statement dated September 20, 2022 (the “Proxy Statement”). As previously announced, the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting was the close of business on September 15, 2022 (the “Record Date”). The Proxy Statement was filed with the Securities and Exchange Commission on September 20, 2022 and sent to the Company’s stockholders of record as of the Record Date beginning on September 23, 2022.

On October 11, 2022, the Company commenced sending a Supplement to the Proxy Statement (the “Proxy Statement Supplement”) to all stockholders of record as of the Record Date. A copy of the Proxy Statement Supplement is filed as Exhibit 99.1 to, and incorporated by reference in, this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	StoneMor Inc. Proxy Statement Supplement dated October 11, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2022	STONEMOR INC.
	By:	/s/ Jeffrey DiGiovanni
Jeffrey DiGiovanni
Senior Vice President and Chief Financial Officer